AGREEMENT AND PLAN OF MERGER

                                      Among

               PARK PHARMACY CORPORATION, a Colorado corporation,

                 PARK PHARMACY CORPORATION, a Texas corporation,

                   Rx-PRO.COM, INC., a Texas corporation, and

                   THE SELLING SHAREHOLDERS IDENTIFIED HEREIN



                                 --------------



                          Dated as of December 9, 1999



                                 --------------

                          AGREEMENT AND PLAN OF MERGER


        This Agreement and Plan of Merger (this "Agreement") is entered into as of December 9, 1999, by and among Park Pharmacy Corporation, a Colorado corporation ("Parent"), Park Pharmacy Corporation, a Texas corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), Rx- Pro.Com, Inc., a Texas corporation (the "Company"), and Joe B. Park, R.Ph., Jack R. Munn, R.Ph., and John A. Blomgren, R.Ph. (the "Selling Shareholders").

        The parties hereto agree as follows:

                                    ARTICLE 1
                       The Merger; Closing; Effective Time
                       -----------------------------------

        1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the Texas Business Corporation Act (the "TBCA"), the Company shall be merged with and into Merger Sub (the "Merger") on the Closing Date (as herein defined). Following the Merger, Merger Sub shall continue as the surviving corporation (hereinafter sometimes called the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Texas, and the separate existence of the Company shall cease. The name of the Surviving Corporation shall be "Park Operating Company."

        1.2 Closing. The closing of the Merger (the "Closing") shall take place at the offices of Carrington, Coleman, Sloman & Blumenthal, L.L.P., 200 Crescent Court, Suite 1500, Dallas, Texas 75201, at 9:00 a.m., local time, on the date hereof, or at such other time and place and/or on such other date, as the parties hereto may agree upon in writing. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

        1.3 Effective Time. As soon as practicable following the Closing, the Merger shall be consummated by the filing of articles of merger (the "Articles of Merger"), in such form as required by, and executed in accordance with, the relevant provisions of the TBCA, with the Secretary of State of the State of Texas in accordance with Article 5.04 of the TBCA. The date and time of such filing is hereinafter referred to as the "Effective Time."

        1.4 Effects of the Merger. The Merger shall have the effects set forth in Article 5.06 of the TBCA.

        1.5 Articles of Incorporation. The Articles of Incorporation of Merger Sub as in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation, except that Article I of the Articles of Incorporation of the Surviving Corporation shall read as follows:
"The name of the Corporation is Rx-Pro.Com, Inc." until thereafter amended in accordance with the TBCA.

        1.6 Bylaws. The bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Corporation, until amended as therein provided.

        1.7 Officers and Directors. The officers and directors of Merger Sub immediately prior to the Effective Time shall be the officers and directors of the Surviving Corporation, each to hold office in accordance with the Articles of Incorporation and bylaws of the Surviving Corporation until their successors have been duly elected and qualified in accordance with the Articles of Incorporation and bylaws of the Surviving Corporation and the applicable provisions of the TBCA.

        1.8 Subsequent Action. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of the Company or Merger Sub acquired or to be acquired by the Surviving Corporation as a result of, or in connection with the Merger or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of each of the Company and Merger Sub or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of the Company and Merger Sub or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

        1.9 Definitions. All financial terms used herein shall have the meanings ascribed to them in accordance with generally accepted accounting principles consistently applied ("GAAP"). All terms capitalized herein are defined the first time they are used, except as otherwise noted.


                                    ARTICLE 2
                      Effect of the Merger on Capital Stock
                      -------------------------------------

        2.1 Effect on Capital Stock. At the Effective Time, as a result of the Merger and without any action on the part of the holder of any capital stock of the Company:

                 a. Merger Consideration. Each share of Common Stock, par value $.0001 per share, of the Company (each, a "Share" and collectively, the "Shares") issued and outstanding immediately prior to the Effective Time (other than Shares owned by the Company and not held on behalf of third parties ("Excluded Shares")) shall be converted into, and become exchangeable for 3.25 fully paid and nonassessable shares of Series A Preferred Stock, par value $.001 per share (the "Parent Preferred Stock"), of Parent (the "Merger Consideration"). At the Effective Time, all Shares shall no longer be outstanding and shall be canceled and retired and shall cease to exist, and each certificate (a "Certificate") formerly representing any of such Shares (other than Excluded Shares) shall thereafter represent only the right to receive the shares of Parent Preferred Stock into which such Shares have been converted.

                 b. Cancellation of Shares. Each Excluded Share issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding, shall be canceled and retired without payment of any consideration therefor and shall cease to exist.

        2.2 Closing of the Company's Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed and no transfer of Shares shall thereafter be made.


                                    ARTICLE 3
             Representations and Warranties of Parent and Merger Sub
             -------------------------------------------------------

        Parent and Merger Sub hereby represent and warrant to the Company as follows (with the understanding that the Company is relying materially on such representations and warranties in entering into and performing this Agreement):

        3.1 Due Organization. Each of Parent and Merger Sub is a corporation, validly existing and in good standing under the laws of its state of incorporation, and has full corporate power and authority to enter into and perform this Agreement and each other instrument, agreement and document to be executed by it in connection herewith.

        3.2 Due Authorization; No Conflicts. Each of Parent and Merger Sub has full power and authority to execute and deliver, enter into, and approve and adopt this Agreement and to execute and deliver the Articles of Merger, such other agreements, instruments and documents to be executed in connection herewith, and carry out the transactions contemplated hereby. The Boards of Directors of Parent and Merger Sub have duly and validly taken all action they are required by law, their Certificate (or Articles) of Incorporation, their bylaws or otherwise to take to duly authorize the approval, adoption, execution and delivery of this Agreement and the Articles of Merger, the performance of their obligations hereunder, and the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and constitutes a valid and binding obligation of each of Parent and Merger Sub enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally and the application of general principles of equity. The execution, delivery and performance of this Agreement by Parent or Merger Sub will not (a) violate any federal, state, county or local law, rule or regulation applicable to Parent and Merger Sub or (b) violate or conflict with any provision of Parent or Merger Sub's Certificate (or Articles) of Incorporation or bylaws. No action, consent or approval of or filing with any federal, state, county or local governmental authority is required in connection with the execution, delivery or performance of this Agreement (or any other agreement, instrument or document executed in connection herewith by Parent and, where applicable, by Merger Sub) by Parent and Merger Sub, except for the filing of the Articles of Merger to effect the Merger under the TBCA and relevant authorizations of and required filings under any applicable state securities laws.

        3.3 Brokers. Neither Parent nor Merger Sub has engaged, or caused to be incurred any liability to, any finder, broker or sales agent in connection with the execution, delivery or performance of this Agreement or the transactions contemplated hereby.


                                    ARTICLE 4
   Representations and Warranties of the Company and the Selling Shareholders
   --------------------------------------------------------------------------

        The Company and the Selling Shareholders hereby represent and warrant to Parent and Merger Sub as follows (with the understanding that Parent and Merger Sub are relying materially on such representations and warranties in entering into and performing this Agreement):

        4.1 Capitalization; Ownership of Shares; No Liens on Shares. The authorized capital stock of the Company consists of 9,000,000 shares of common stock, $.0001 par value per share, 30,000 of which are issued and outstanding, and 1,000,000 shares of preferred stock, $.0001 par value per share, none of which are issued and outstanding. All such issued and outstanding Shares are duly authorized, validly issued, fully paid and nonassessable. All of the Shares are owned of record by the Selling Shareholders. None of the Shares were issued in violation of, or are subject to, any preemptive or preferential rights of any person. There are no other shares of capital stock of the Company, or securities convertible into or exchangeable or exercisable for shares of capital stock of the Company, outstanding, and there are no outstanding options, warrants, rights, calls, contracts, commitments, understandings, arrangements, or claims of any character by which the Company is, or may become, bound to issue, transfer or sell, or repurchase or otherwise acquire or retire, any shares of capital stock of the Company, or any securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, any such shares.

        4.2 Due Organization. The Company is a corporation, validly existing and in good standing under the laws of the State of Texas and has full power and authority to carry on its business as now conducted. The Company is qualified to do business and is in good standing in all jurisdictions where such qualification is required.

        4.3 Subsidiaries. The Company does not directly or indirectly have (or possess any options or other rights to acquire) any subsidiaries or any direct or indirect ownership interests in any person, corporation, partnership, association, joint venture, trust or other entity.

        4.4      Due Authorization; No Conflicts.

                 (a) The Company has full corporate power and authority to execute and deliver, enter into, and approve and adopt this Agreement and to execute and deliver the Articles of Merger, to execute and deliver such other agreements, instruments and documents required to be executed in connection herewith, and to carry out the transactions contemplated hereby. The Board of Directors and the shareholders of the Company have duly and validly taken all action required by law, the Company's Articles of Incorporation, the Company's bylaws or otherwise to duly authorize the approval, adoption, execution and delivery of this

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        Agreement  and  the  Articles  of  Merger,   the   performance   of  its
        obligations   hereunder   and  the   consummation  of  the  transactions
        contemplated hereby. No other corporate proceeding on the part of the Company is necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its
        terms,  except as the same  may be  limited by  applicable   bankruptcy,
        insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally and the application of general principles of equity.

                 (b) The execution, delivery and performance of this Agreement or the Articles of Merger by the Company, the execution, delivery and performance by the Company of such other agreements, instruments or documents required to be executed by it in connection herewith, and the consummation of the transactions contemplated hereby shall not (i) violate any federal, state, county or local law, rule or regulation applicable to the Company or its properties, (ii) violate or conflict with, or permit the cancellation of, any agreement to which the Company is a party, or by which it or its properties is bound, or result in the creation of any lien, security interest, charge or encumbrance upon any of such properties, (iii) permit the acceleration of the maturity of any indebtedness of, or indebtedness secured by the property of, the Company, or (iv) violate or conflict with any provision of the Articles of Incorporation or bylaws of the Company.

                 (c) No action, consent or approval of or filing with any federal, state, county or local governmental authority is required in connection with the execution, delivery or performance of this Agreement (or any other agreement, instrument or document executed in connection herewith by the Company), except for the filing by the Company of the Articles of Merger with the Secretary of State of Texas and issuance by such Secretary of State of a certificate of merger in accordance with Texas law.

        4.5 Financial Statements. The following Financial Statements (herein so called) of the Company have been delivered to Parent by the Company:

                 (a) Audited balance sheets and related statements of income, retained earnings, and cash flows of Hospice Alliance as of and for the years ended December 31, 1997, and December 31, 1998, together with the notes thereto and the report of Alvin L. Dahl & Associates, PC with respect thereto (the "Audited Financials").

                 (b) The unaudited balance sheets and related statements of income, retained earnings, and cash flows of the Company, as of and for the six (6) months ended June 30, 1999, and June 30, 1998 (the "Interim Financial Statements").

        The Financial Statements have been prepared in accordance with GAAP. The Financial Statements present fairly the financial position, results of operations and changes in financial position of the Company (or Hospice Alliance, as the case may be) as of the indicated dates and for the indicated periods except, in the case of the Interim Financial Statements, for the absence

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of notes thereto and subject to normal  year-end audit  adjustments and accruals required to be made in the ordinary course of business which are not materially adverse and are consistent with past practices. Except as set forth in the Interim Financial Statements, since December 31, 1998, there has been no material change in the financial position, assets, liabilities, results of operations, business or prospects of the Company.

        4.6 Conduct of Business; Certain Actions. Since June 30, 1999, the Company has conducted its business and operations in the ordinary course and consistent with its past practices in all material respects, and there has been no material adverse change in the financial condition, assets, operation or business prospects of the Company.

        4.7 Proprietary Rights. Schedule 4.7 attached hereto lists all Proprietary Rights used in or necessary to the business of the Company as now being conducted (other than for off-the-shelf software programs that have not been customized for use by the Company). Except as set forth in Schedule 4.7, the Company owns or has the right to use all material Proprietary Rights necessary to the conduct of its business as presently conducted. Except as indicated in Schedule 4.7, (a) the Company owns all right, title, and interest in and to or a valid and enforceable license or waiver to use all of such material Proprietary Rights, trade secrets and confidential information and other proprietary rights, (b) there are no outstanding claims received by the Company asserting the invalidity, abuse, misuse, or unenforceability of any of such rights by the Company, and, to the Company's knowledge, there are no grounds for the same, and (c) to the knowledge of the Company, the conduct of the Company's business has not infringed any such rights of others. All of the material patents, trademarks and copyrights owned by the Company have been duly registered in, filed in or issued by the United States Patent and Trademark
Office or Register of Copyrights or the corresponding offices of other countries, and have been properly maintained and renewed, consistent with prudent business practices, in accordance with all applicable provisions of law and administrative regulations in the United States and each such country. The term "Proprietary Rights" means any patents, patent applications, patent disclosures and inventions as well as any reissues, continuations, continuations-in-part, divisions, extensions or reexaminations thereof; trademarks, service marks, trade dress, logos, trade names and corporate names, together with all goodwill associated therewith, copyrights and copyrightable works; mask works; and registrations, applications and renewals for any of the foregoing; computer software; and all copies and tangible embodiments of the foregoing (in whatever form or medium), Internet domain names, service marks, registered trade names and applications for each of the foregoing, if any, subject to licenses described herein. [Other Internet Issues].

        4.8 Compliance with Laws. The Company has complied in all respects, and is in compliance in all respects, with all federal, foreign, state, county and local laws, regulations and orders applicable to its business and has filed with the proper authorities all statements and reports required by the laws, regulations and orders to which the Company or any of its properties or operations are subject. No claim has been made or to the best knowledge of the Company, threatened by any governmental authority to the effect that the business conducted by the Company fails to comply, in any respect, with any law, rule, regulation or ordinance.

        4.9 ERISA Compliance. The Company is in compliance in all material respects with the currently applicable provisions of The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the applicable provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended. No employee benefit plan established or maintained, or to which contributions have been made, by the Company, which is subject to part 3 of Subtitle B or Title I of ERISA, had an accumulated funding deficiency (as such term is defined in Section 302 of ERISA) as of the last day of the most recent fiscal year of such plan ended prior to the date hereof, and no material liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any such plan by the Company or any Subsidiary.

        4.10 Contracts and Agreements. Attached hereto as Schedule 4.10 is a list of all material written or oral contracts, commitments, leases and other agreements (including, without limitation, promissory notes, loan agreements and other evidences of indebtedness) to which the Company is a party or by which the Company or its respective properties are bound. Neither the Company nor, to the best knowledge of the Company, any other party thereto, is in default (and no event has occurred which, with the passage of time or the giving of notice or both, would constitute a default) under any such contracts, commitments, leases or other agreements, and the Company has not waived any right under any such contracts, commitments, leases or other agreements.

        4.11 Claims and Proceedings. Attached hereto as Schedule 4.11 is a list and description of all investigations known to the Company that are pending or threatened against the Company or any of its properties or assets, and all claims, actions, suits, and proceedings pending or, to the best knowledge of the Company, threatened against the Company or any of its respective properties or assets, at law or in equity, or before or by any court, municipal or other governmental department, commission, board, agency or instrumentality. No inquiry, action or proceeding has been instituted or, to the best knowledge of the Company, threatened to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

        4.12 Taxes. The Company has filed, has caused to be filed or has been granted an extension by the appropriate government agency of any filing deadline with respect to, all federal, state and local income tax returns and all other federal, state and local tax returns which are required to be filed (collectively "Tax Returns"). All Tax Returns which have been filed have been prepared in accordance with all applicable laws and regulations, and are true and accurate in all material respects. The Company has paid or caused to be paid all taxes shown on all Tax Returns or on any assessment therefor received by the Company to the extent that such taxes have become due, or has set aside on its book reserves (segregated to the extent required by GAAP deemed by the Company adequate with respect thereto. None of the federal income tax returns of the Company have been audited by the Internal Revenue Service, and neither the state nor local income tax returns of the Company have been audited by any state or local tax or revenue agency or authority and the Company has not received notice of any such proposal or potential tax audit. The Company is not a party to, or bound by, any tax sharing or allocation agreement or, to the knowledge of the Company, has any current or potential contractual obligation to indemnify any other person with respect to any taxes.

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        4.13 Bank  Accounts.  Attached  hereto as Schedule 4.13 is a list of all banks or other financial institutions with which the Company has an account or maintains a safe deposit box, showing the type and account number of each such account and safe deposit box and the names of the persons authorized as signatories thereon or to act or deal in connection therewith.

        4.14 Environmental Matters. The Company is not in violation, or alleged to be in violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Comprehensive Environmental Response, Compensation and Liability Act as amended, the Resource Conservation and Recovery Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any federal, state, local or foreign statute, regulation, ordinance, order or decree relating to health, safety or the environment (collectively "Environmental Laws"), and the Company has not engaged in any activities that would give rise to a violation of any judgment, decree, order, law, license, rule or regulation pertaining to Environmental Laws.

        4.15 Brokers. The Company has not engaged, or caused any liability to be incurred to, any finder, broker or sales agent in connection with the execution, delivery or performance of this Agreement or the transactions contemplated hereby.

        4.16 Investment Intent. Each of the Selling Shareholders represents, warrants and acknowledges: (i) that he is acquiring the Parent Preferred Stock hereunder for his own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution thereof, nor with any present intention of selling or otherwise disposing of the same; (ii) that he is an Accredited Investor (as that term is defined in Rule 501 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act")); and (iii) that he is fully informed that the shares of Parent Preferred Stock sold hereunder are being sold pursuant to a private offering exemption under the Securities Act and are not being registered under the Securities Act or under the securities or blue sky laws of any state or foreign jurisdiction, that such shares must be held indefinitely unless they are subsequently registered under the Securities Act and any applicable state securities or blue sky laws, or unless an exemption from registration is available thereunder, and that the Parent has no obligation to register such shares. Each certificate representing shares of Parent Preferred Stock shall bear a legend substantially in the following form:

        "SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SHARES ARE REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED."

        4.17 Year 2000 Compliance. All hardware and internally developed software systems and, to the best knowledge of the Company third-party supplied software, owned or licensed and utilized by the Company in its business are

"Year 2000 Compliant", i.e., they shall be capable of performing proper date-related processing prior to, in or beyond the year 2000, and shall not cease to operate or operate abnormally or incorrectly as a result of not being Year 2000 Compliant where such cessation or abnormal or incorrect operating may have an adverse impact on its operations.


                                    ARTICLE 5
                              Conditions to Closing
                              ---------------------

        5.1 Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the transactions contemplated by this Agreement are subject to the fulfillment, or written waiver by Parent and Merger Sub, of each of the following conditions:

                 (a) The representations and warranties of the Company and the Selling Shareholders contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date; and Parent and Merger Sub shall have received an officers' certificate, dated as of the Closing Date, signed by the President and the Chief Financial Officer of the Company and certificates signed by each of the Selling Shareholders to the foregoing effects; and

                 (b) No action or proceeding shall have been instituted or threatened for the purpose or with the probable or reasonably likely effect of enjoining or preventing the consummation of this Agreement or the Merger or seeking damages on account thereof.

        5.2 Conditions to Obligations of the Company. The obligations of the Company and the Selling Shareholders to consummate the transactions contemplated by this Agreement are subject to the fulfillment, or written waiver by the Company, of each of the following conditions.

                 (a) Parent's and Merger Sub's representations and warranties contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date; and the Company shall have received a certificate, dated as of the Closing Date, from each of Parent and Merger Sub, signed by an authorized representative, respectively, to the foregoing effects; and

                 (b) No action or proceeding shall have been instituted or threatened for the purpose or with the probable or reasonably likely effect of enjoining or preventing the consummation of this Agreement or seeking damages on account thereof.

                                    ARTICLE 6
                                 Indemnification
                                 ---------------

        6.1      Indemnification.

                 (a) The Selling Shareholders agree to indemnify and hold harmless Parent and Merger Sub (and, following the Closing, the Surviving Corporation) and each officer, director, employee, representative and affiliate of Parent and Merger Sub (and, following the Closing, the Surviving Corporation) (collectively, the "Parent Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs and expenses (including court costs and reasonable attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnifiable Costs") which any of the Parent Indemnified Parties may sustain, or to which any of the Parent Indemnified Parties may be subjected, arising directly or indirectly out of any breach or default by the Company of or under any of its representations, warranties, covenants, agreements, waivers or other provisions of this Agreement or any agreement, document or instrument executed in connection herewith.

                 (b) Parent agrees to indemnify and hold harmless the Company, the Selling Shareholders and each representative, officer, director, employee and affiliate of the Company prior to the Closing (collectively, the "Company Indemnified Parties") from and against any and all Indemnifiable Costs which any of the Company Indemnified Parties may sustain, or to which any of the Company Indemnified Parties may be subjected, arising out of any breach or default by Parent or Merger Sub of or under any of its representations, warranties, covenants, agreements, waivers or other provisions of this Agreement or any agreement, document or instrument executed in connection herewith.


                                    ARTICLE 7
                                  Miscellaneous
                                  -------------

        7.1 Collateral Agreements, Amendments and Waivers. This Agreement supersedes all prior documents, understandings and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by the party against whom enforcement thereof is sought.

        7.2 Successors and Assigns. Parent, Merger Sub and the Company shall not assign any of their rights or obligations under this Agreement without the written consent of the other parties hereto. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this
Section 7.2, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

        7.3 Waiver. No failure or delay on the part of any party in exercising any right, power or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

        7.4 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when personally delivered to the relevant party at such party's address as set forth below, (b) if sent by mail (which must be certified or registered mail, postage prepaid), when received or rejected by the relevant party at such party's or representative's address indicated below, or (c) if sent by facsimile transmission, when confirmation of delivery is received by the sending party:

             Parent or
             Merger Sub:        Park Pharmacy Corporation
                                10711 Preston Road, Suite 250
                                Dallas, Texas   75230

             With a copy to:    Carrington, Coleman, Sloman & Blumenthal, L.L.P.
                                200 Crescent Court
                                Suite 1500
                                Dallas, TX 75201
                                Attn: John W. Wesley, Esq.
                                Fax: (214) 855-1333

             The Company:       Rx-Pro.Com, Inc.
                                10711 Preston Road, Suite 250
                                Dallas, Texas   75230

             Selling
             Shareholders:      Joe B. Park, R.Ph.
                                Jack R. Munn, R.Ph.
                                John Blomgren, R.Ph.




        Each party may change its address for purposes of this Section 7.4 by proper notice to the other parties.

        7.5 Survival of Representations and Warranties. The representations and warranties of the parties hereto contained in this Agreement or in any certificate, instrument, or document delivered pursuant hereto shall survive the Closing, regardless of any investigation made by or on behalf of any party.

        7.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement in one or more counterparts (all of which shall constitute one and the same agreement) as of the day and year first above written.


                                                  PARENT:

                                                  PARK PHARMACY CORPORATION,
                                                  a Colorado corporation


                                                  By:     /s/ Thomas R. Baker
                                                          ---------------------
                                                  Its:        President
                                                          ---------------------

                                                  MERGER SUB:

                                                  PARK PHARMACY CORPORATION,
                                                  a Texas corporation


                                                  By:     /s/ Thomas R. Baker
                                                          ---------------------
                                                  Its:    President
                                                          ---------------------

                                                 COMPANY:

                                                 RX-PRO.COM, INC.


                                                 By: /s/ John A. Blomgren, R.Ph.
                                                     ---------------------------
                                                 Its:    President
                                                     ---------------------------

                                                 SELLING SHAREHOLDERS


                                                     /s/ Joe B. Park
                                                     ---------------------------
                                                         Joe B. Park, R.Ph.


                                                     /s/ Jack R. Munn
                                                     ---------------------------
                                                         Jack R. Munn, R.Ph.


                                                     /s/ John A. Blomgren
                                                     ---------------------------
                                                         John A. Blomgren, R.Ph.